Exhibit 99.1

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CHESAPEAKE LODGING TRUST REPORTS FIRST QUARTER RESULTS;

PRO FORMA REVPAR INCREASED 8.9% AND PRO FORMA HOTEL EBITDA

MARGIN INCREASED 320 BASIS POINTS

ANNAPOLIS, MD, May 3, 2011 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended March 31, 2011.

CONSOLIDATED FINANCIAL RESULTS

The Company’s consolidated financial results for the three months ended March 31, 2011 and 2010 include the following (in millions, except per share amounts):

	First Quarter
	2011(1)	2010(2)
Total revenue	$24.0	$2.4

Net loss available to common shareholders	$(1.7)	$(1.3)
Net loss per diluted share	$(0.08)	$(0.14)

FFO available to common shareholders	$1.3	$(1.1)
FFO per diluted share	$0.06	$(0.12)

AFFO available to common shareholders	$1.6	$(0.4)
AFFO per diluted share	$0.07	$(0.04)

Corporate EBITDA	$2.2	$(1.2)

Adjusted Corporate EBITDA	$2.6	$(0.5)

(1)	Includes results of operations of five hotels owned for the full quarter.
(2)	Includes results of operations of the Hyatt Regency Boston for 31 days.

“Our portfolio of five hotels owned during the quarter performed strongly with pro forma RevPAR for the first quarter 2011 increasing 8.9% over the same period in 2010,” said James L. Francis, Chesapeake’s President and Chief Executive Officer. “The pro forma RevPAR increase

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

was driven by double-digit average rate growth, resulting in pro forma Hotel EBITDA growth of 27.3% and a very healthy improvement in pro forma Hotel EBITDA Margin of 320 basis points over the same period in 2010.” RevPAR is defined as room revenue per available room. Pro forma RevPAR, pro forma Hotel EBITDA, and pro forma Hotel EBITDA Margin are calculated irrespective of the hotel property owner during the periods compared.

Funds from operations (FFO), Adjusted FFO (AFFO), net income before interest, income taxes, and depreciation and amortization (Corporate EBITDA), Adjusted Corporate EBITDA, Hotel EBITDA, and Hotel EBITDA Margin are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.

ACQUISITION ACTIVITY

On February 23, 2011, the Company entered into a definitive agreement to acquire the 204-room Courtyard Washington Capitol Hill/Navy Yard located in Washington, DC for a purchase price of $68.0 million, or approximately $333,000 per key. The Company intends to assume approximately $37.6 million of existing mortgage debt, which has a fixed interest rate of 5.90% per annum and matures in November 2016. The Company expects the acquisition to close in June 2011.

BALANCE SHEET / LIQUIDITY

On January 21, 2011, the Company amended its credit agreement, increasing the maximum amount that the Company may borrow under the secured revolving credit facility from $115.0 million to $150.0 million. The amended credit agreement also provides for the possibility of further future increases, up to a maximum of $200.0 million, in accordance with certain terms.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

On March 4, 2011, the Company completed an underwritten public offering of 12,500,000 common shares. On March 30, 2011, the Company sold an additional 1,050,000 common shares as a result of the exercise of the underwriters’ option to purchase additional shares. After deducting underwriting fees and offering costs, the Company generated total net proceeds of approximately $229.9 million.

For the quarter ended March 31, 2011, the Company generated $0.7 million of cash flows from operating activities, used $4.6 million in net investing activities, and obtained $180.6 million from net financing activities, including $229.9 million from the sale of common shares, offset by a repayment of $45.0 million on outstanding borrowings under the Company’s revolving credit facility.

As of March 31, 2011, the Company had $187.2 million of cash and cash equivalents. Total assets were $604.7 million, including $397.7 million of real estate, long-term debt was $60.0 million, and shareholders’ equity was $527.5 million.

DIVIDENDS

On January 14, 2011, the Company paid a dividend of $0.20 per share to its common shareholders of record as of December 31, 2010. On March 17, 2011, the Company declared a dividend in the amount of $0.20 per share payable to its common shareholders of record as of March 31, 2011. The dividend was paid on April 15, 2011.

SUBSEQUENT EVENT

On May 2, 2011, the Company acquired the 195-room Homewood Suites Seattle Convention Center located in Seattle, Washington for approximately $53.0 million. The Company funded the acquisition with proceeds from its equity offering completed in March 2011. The Company

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

entered into an agreement with Evolution Hospitality (formerly Tarsadia Hotels) to manage the hotel under the Homewood Suites flag.

After the funding of the acquisition of the Homewood Suites Seattle Convention Center and the pending acquisition of the Courtyard Washington Capitol Hill/Navy Yard, the Company will have approximately $430 million of remaining investment capacity based upon targeted leverage levels.

2011 OUTLOOK

Based on the operating trends and fundamentals of the Company’s current six-hotel portfolio, the Company reaffirms its previously provided estimates that these assets will produce the following results for 2011:

•	Year-over-year increase in RevPAR will range from 8.0% to 10.0%; and

•	Hotel EBITDA will range from $39.0 million to $41.0 million.

“We were pleased with the significant level of investor interest and support in our recent public offering, which has given us the ability to continue taking advantage of opportunities to add high-quality hotels to our portfolio at compelling entry points,” said James L. Francis, Chesapeake’s President and Chief Executive Officer. “We are engaged in exclusive negotiations on several hotels with purchase prices aggregating approximately $240 million. In addition, based on our robust acquisition pipeline, we feel strongly that we can commit our entire remaining capacity in the next 90 days.”

NON-GAAP FINANCIAL MEASURES

The Company reports the following six non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) FFO, (2) AFFO, (3) Corporate

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

EBITDA, (4) Adjusted Corporate EBITDA, (5) Hotel EBITDA, and (6) Hotel EBITDA Margin. A reconciliation of these non-GAAP financial measures is included in the accompanying financial tables.

FFO – The Company calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Company believes that FFO provides investors a useful financial measure to evaluate the Company’s operating performance.

AFFO – The Company further adjusts FFO for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Company adjusts for hotel property acquisition costs and non-cash amortization of intangible assets. The Company believes that AFFO provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Company believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Company’s operating performance,

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

excluding the impact of the Company’s capital structure (primarily interest expense) and the Company’s asset base (primarily depreciation and amortization).

Adjusted Corporate EBITDA – The Company further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Company adjusts for hotel property acquisition costs and non-cash amortization of intangible assets. The Company believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

Hotel EBITDA – Hotel EBITDA is defined as total revenues less total hotel operating expenses. The Company believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Company’s hotel operating performance.

Hotel EBITDA Margin – Hotel EBITDA Margin is defined as Hotel EBITDA as a percentage of total revenues. The Company believes that Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Company’s hotel operating performance.

CONFERENCE CALL

The Company will host a conference call on Wednesday, May 4, 2011 at 10:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 61344144. A simultaneous webcast of the call will be available on the Company’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

A replay of the conference call will be available two hours after the live call until midnight on May 11, 2011. To access the replay, dial (800) 642-1687 (U.S./Canadian callers) or (706) 645-9291 (International callers). The conference call ID is 61344144. A webcast replay and transcript of the conference call will be archived and available on the Company’s website for 12 months.

ABOUT CHESAPEAKE LODGING TRUST

Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service and extended-stay hotels in urban settings or unique locations in the United States. The Company owns six hotel properties with an aggregate of 1,824 rooms in three states. Additional information can be found on the Company’s website at www.chesapeakelodgingtrust.com.

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Company’s expectations regarding the future Hotel EBITDA of its existing hotels, the time for completing, if at all, the pending acquisition described, and the Company’s ability and time for committing its remaining investment capacity. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: our ability to complete acquisitions; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of May 3, 2011, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31, 2011	December 31, 2010
	(unaudited)
ASSETS
Property and equipment, net	$362,127	$364,940
Intangible asset, net	35,564	35,694
Cash and cash equivalents	187,180	10,551
Restricted cash	3,503	2,588
Accounts receivable, net	4,298	4,186
Prepaid expenses and other assets	9,409	4,606
Deferred financing costs, net	2,642	2,743

Total assets	$604,723	$425,308

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$60,000	$105,000
Accounts payable and accrued expenses	10,811	11,373
Dividends payable	6,418	3,679

Total liabilities	77,229	120,052

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 32,156,120 shares and 18,435,670 shares issued and outstanding, respectively	322	184
Additional paid-in capital	541,503	311,303
Cumulative dividends in excess of net income	(14,331)	(6,231)

Total shareholders’ equity	527,494	305,256

Total liabilities and shareholders’ equity	$604,723	$425,308

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
	2011	2010

REVENUE
Rooms	$17,269	$1,807
Food and beverage	5,881	528
Other	837	86

Total revenue	23,987	2,421

EXPENSES
Hotel operating expenses:
Rooms	4,680	467
Food and beverage	4,796	429
Other direct	460	46
Indirect	9,105	882

Total hotel operating expenses	19,041	1,824
Depreciation and amortization	2,984	208
Intangible asset amortization	130	22
Corporate general and administrative:
Share-based compensation	658	400
Hotel property acquisition costs	246	674
Other	1,683	687

Total operating expenses	24,742	3,815

Operating loss	(755)	(1,394)

Interest income	67	49
Interest expense	(2,027)	—

Loss before income taxes	(2,715)	(1,345)

Income tax benefit	1,046	44

Net loss	$(1,669)	$(1,301)

EARNINGS PER SHARE:

Net loss	$(1,669)	$(1,301)
Less: Dividends declared on unvested time-based awards	(59)	—
Less: Undistributed earnings allocated to unvested time-based awards	—	—

Net loss available to common shareholders	$(1,728)	$(1,301)

Net loss per common share - basic and diluted	$(0.08)	$(0.14)

Weighted-average number of common shares outstanding - basic and diluted	22,138,427	9,061,090

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2011	2010

Cash flows from operating activities:
Net loss	$(1,669)	$(1,301)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,984	208
Intangible asset amortization	130	22
Deferred financing costs amortization	526	—
Share-based compensation	658	400
Changes in assets and liabilities:
Accounts receivable, net	(112)	(601)
Prepaid expenses and other assets	(1,287)	(54)
Accounts payable and accrued expenses	(575)	2,544

Net cash provided by operating activities	655	1,218

Cash flows from investing activities:
Acquisition of hotel properties, net of cash acquired	—	(113,079)
Deposit on hotel property acquisition	(3,500)	—
Improvements and additions to hotel properties	(171)	(113)
Change in restricted cash	(915)	(73)

Net cash used in investing activities	(4,586)	(113,265)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	230,291	178,717
Payment of offering costs related to sale of common shares	(418)	(1,533)
Net borrowings (repayments) under revolving credit facility	(45,000)	—
Payment of deferred financing costs	(425)	(15)
Payment of dividends to common shareholders	(3,679)	—
Repurchase of common shares	(209)	(1)
Repayment of related-party loan	—	(249)

Net cash provided by financing activities	180,560	176,919

Net increase in cash	176,629	64,872
Cash and cash equivalents, beginning of period	10,551	23

Cash and cash equivalents, end of period	$187,180	$64,895

CHESAPEAKE LODGING TRUST

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(unaudited)

The following table reconciles net loss available to common shareholders to FFO and AFFO available to common shareholders for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
Net loss available to common shareholders	$(1,728)	$(1,301)
Add: Depreciation and amortization	2,984	208

FFO available to common shareholders	1,256	(1,093)

Add: Hotel property acquisition costs	246	674
Intangible asset amortization	130	22

AFFO available to common shareholders	$1,632	$(397)

FFO per common share - basic and diluted	$0.06	$(0.12)

AFFO per common share - basic and diluted	$0.07	$(0.04)

The following table reconciles net loss to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
Net loss	$(1,669)	$(1,301)
Add: Depreciation and amortization	2,984	208
Interest expense	2,027	—
Less: Interest income	(67)	(49)
Income tax benefit	(1,046)	(44)

Corporate EBITDA	2,229	(1,186)

Add: Hotel property acquisition costs	246	674
Intangible asset amortization	130	22

Adjusted Corporate EBITDA	$2,605	$(490)

The following table calculates for the five hotels owned during the quarter Hotel EBITDA and Hotel EBITDA Margin for the three months ended March 31, 2011 and, on a pro forma basis, for the three months ended March 31, 2010:

	Three Months Ended March 31,
	2011	2010

Total revenue	$23,987	$22,388
Less: Total hotel operating expenses	19,041	18,503

Hotel EBITDA	$4,946	$3,885

Hotel EBITDA Margin	20.6%	17.4%

The following table calculates forecasted Hotel EBITDA for 2011 for the Company’s currently owned six-hotel portfolio:

	2011
	Low	High

Total revenue	$124,315	$126,714
Less: Total hotel operating expenses	85,305	85,684

Hotel EBITDA	$39,010	$41,030